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                                                                    EXHIBIT 10.2

                TERM LOAN AND REVOLVING LINE OF CREDIT AGREEMENT

         THIS TERM LOAN AND REVOLVING LINE OF CREDIT AGREEMENT (this "Agreement"), dated as of March 26, 1993, by and between CHILDCARE NETWORK, INC., a Georgia corporation ("Borrower"), and TRUST COMPANY BANK OF COLUMBUS, N.A., a national banking association ("Lender").

                                  WITNESSETH:

         WHEREAS, Borrower has requested that Lender extend term loans to Borrower in the principal amount of $2,200,000 to finance Borrower's acquisition of certain assets of Kinder-Care Learning Centers, Inc. a Delaware corporation("Kinder-Care"); and

         WHEREAS, Borrower has requested that Lender extend a revolving line of credit to Borrower in an aggregate principal amount not to exceed $175,000 at any one time outstanding for Borrower's working capital needs; and

         WHEREAS, Lender has agreed to extend such term loans and revolving line of credit to Borrower upon the terms and conditions set forth and contained herein;

         NOW, THEREFORE, for and in consideration of the sum of $10.00 in hand paid by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree and contract as follows:

                                   ARTICLE I

                         AMOUNT AND TERMS OF BORROWINGS

         Section 1.1 Term Loans and Term Notes. Subject to the terms and conditions set forth in this Agreement, Lender agrees to lend to Borrower the aggregate principal amount of $2,200,000 (the "Term Loans") to be evidenced by two promissory notes each dated the date of execution of this Agreement in the form of Exhibits "A" and "B" attached hereto and incorporated herein (the "Term Notes"). The Term Notes shall be payable to the order of Lender in the original principal amount of $1,775,360.00 and $424,640.00, ("Real Estate Note" and "Equipment Note" respectively) and shall bear interest on the outstanding principal balances from the date of the Term Notes to final payment at an annual rate of interest equal to Lender's Prime Rate from time to time in effect plus one-half of one percent (.50%) (the "Term Note Rate"), but in no event shall the Term Note Rate ever be greater than ten percent (10.0%) per annum or less than six percent (6.0%) per annum, and the Real Estate and Equipment Notes shall mature on April 1, 1998, or sooner should Lender declare the principal and accrued interest on the Term Note


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to be immediately due and payable as provided for hereinafter. Accrued and unpaid interest on the Term Loans shall be due and payable on the first (1st) day of each calendar month during the term thereof commencing May 1, 1993, and the principal amount of the Term Loans shall be due and payable in fifty-nine
(59) consecutive monthly installments as provided in said Term Loans with a sixtieth and final payment equal to the then outstanding principal balance and all accrued and unpaid interest being due and payable on April 1, 1998; and the Equipment Note shall be due and payable in sixty (60) consecutive monthly installments as provided in said Equipment Note with the first such monthly principal installment being due and payable on May 1, 1993. Any combined installment of principal and interest shall be first credited to interest in an amount equal to the amount of accrued and unpaid interest and the portion of each such installment not so credited to interest shall be credited to principal.

         Section 1.2 Revolving Line of Credit and Revolving Credit Note. Subject to the terms and conditions of this Agreement, Lender agrees to establish a revolving line of credit in favor of Borrower in an aggregate principal amount not to exceed $175,000 at any one time outstanding (the "Revolving Line of Credit"). Within the limits of the Revolving Line of Credit, Borrower may borrow, repay and reborrow under the terms of this Agreement; provided, however, that Borrower may neither borrow nor reborrow should there exist a Default or an Event of Default. Borrowings and reborrowings under the Revolving Line of Credit shall be evidenced by a single revolving credit note dated the date of execution of this Agreement in the form of Exhibit "C" attached hereto and incorporated herein (the "Revolving Credit Note"). The Revolving Credit Note shall be payable to the order of Lender in the principal amount of $175,000, shall bear interest on the outstanding principal balance from the date of the Revolving Credit Note to final payment at an annual rate of interest equal to Lender's Prime Rate from time to time in effect (the "Revolving Credit Note Rate") and shall mature on April 1, 1996, or sooner should Lender declare the principal and accrued interest on the Revolving Credit Note to be immediately due and payable as provided for hereinafter. Interest shall accrue on the unpaid principal amount of each Advance from the date of such Advance at the Revolving Credit Note Rate and shall be due and payable monthly on the first (1st) day of each calendar month.

         Section 1.3 Method of Borrowing Under the Revolving Line of Credit. Borrower may borrow under the Revolving Line of Credit by giving Lender written or telephonic notice (promptly confirmed in writing) of any requested Advance under the Revolving Line of Credit (a " Notice of Borrowings) specifying (i) the amount of such Advance and (ii) the date the proposed Advance is to be made (which shall be a Business Day). Each Notice of Borrowing shall be given to Lender no later than 12:00 Noon (Columbus, Georgia time) on the


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day of the requested Advance. Lender shall be entitled to rely on any telephonic
Notice of Borrowing which it believes in good faith to have been given by a duly authorized officer of Borrower and any Advance made by Lender based on such telephonic notice shall, when deposited by Lender to Borrower's account at Lender, constitute an Advance under the Revolving Line of Credit for all purposes hereunder.

Section 1.4 Optional Prepayment of the Term Loans.

         (a) Borrower shall have the right to prepay the Term Loans in whole at any time or in part from time to time, without premium or penalty, but with accrued and unpaid interest on the principal amount prepaid to the date of such prepayment. All such prepayments shall first be credited to accrued and unpaid interest and the balance shall be credited to principal.

         (b) Borrower shall notify Lender at least two days in advance of any such voluntary prepayment. Any partial prepayments shall be in the minimum principal amount of $10,000 and in increments of $1,000 thereafter (or the entire outstanding principal amount of either of the Term Loans), and each such partial prepayment shall be applied in the inverse order of maturity to principal installments due under the Term Loans as specified by the Borrower.

         Section 1.5 Computation of Interest. Interest payable on the Term Notes and the Revolving Credit Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed. Any change in the rate of interest accruing under the Term Note or the Revolving Credit Note and resulting from a change in Lender's Prime Rate shall be effective as of the opening of business on the effective date of the change in Lender's Prime Rate.

         Section 1.6 Interest Upon Default. In the event that any payment of principal and/or interest under the Term Notes or the Revolving Credit Note is not paid within ten (10) Days from its due date, whether or not by reason of acceleration, such sum shall bear interest from the due date thereof until paid at the per annum rate which is two percent (2%) above the interest rate which would otherwise be in effect thereunder (the "'Default Rate"). Interest accruing at the Default Rate shall be payable upon demand or, if sooner, on the date of the next installment of principal and/or interest due under the Term Notes or the Revolving Credit Note, as the case may be.

         Section 1.7 Use of Proceeds. The proceeds from the Term Loans and the Revolving Line of Credit shall be used by Borrower for business and commercial purposes, including in the case of the Term Loans, for the acquisition of some of the assets of KinderCare and in the case of the Revolving Line of Credit, for the general working capital needs of Borrower.

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                                  ARTICLE II.

                    CONDITIONS TO LOAN CLOSING AND ADVANCES

         Section 2.1 Conditions to Effective Date and Obligations of Lender. The obligation of Lender to advance, at any time, loan funds to Borrower under this Agreement is subject to the strict satisfaction by Borrower of the following conditions (all such conditions hereinafter the "Conditions") and this Agreement shall become effective on the first date such Conditions are so satisfied (the "Effective Date"). In the event Borrower at any time fails to meet the Conditions, Lender shall not have any obligation to advance loan funds to Borrower, but the terms of this Agreement shall continue in full force and effect with respect to any prior or subsequent advance of loan funds made to Borrower hereunder.

         (a) Opinion of Borrower's Counsel. Borrower shall have delivered to Lender a favorable written opinion from Hatcher, Stubbs, Land, Hollis and Rothschild, Counsel to Borrower, dated as of and delivered on the Effective Date, satisfactory to Lender, with respect to the matters set forth in Sections 3.1, 3.2, 3.5, 3.7 through 3.12, 3.15, 3.17, and 3.18 of this Agreement, the sale of the assets of Kinder-Care by Borrower has been properly approved by the Bankruptcy Court in which the Chapter 11 bankruptcy of Kinder-Care is pending, and covering such additional matters relating to the transactions contemplated hereby as Lender may reasonable request. Borrower also shall deliver to Lender title insurance policies with respect to the interest of Lender under the Deeds to Secure Debt and the Assignments of Leases required by subsection (f) of this
Section 2.1 with such exceptions as are reasonably acceptable to Lender dated the date of this Agreement.

         (b) No Defaults; Certificate. Borrower shall be in full compliance with all the terms and conditions of this Agreement, and no Default or Event of Default shall have occurred. The representations and warranties set forth in this Agreement shall be true and correct in all material respects. Lender shall have received from Borrower a Certificate of Borrower, substantially in the form of Exhibit "D" attached hereto and incorporated herein, dated as of and delivered on the Effective Date, certifying that the representations and warranties set forth herein are accurate, true and correct in all material respects on and as of such date, and that the schedules and exhibits attached hereto are accurate, true and correct in all material respects on and as of such date, and that no Default or Event of Default exists.

         (c) Corporate Action and Authority: Incumbency Certificate. Borrower shall have delivered to Lender (i) a copy of the organizational papers of Borrower, certified as true and


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correct by the Secretary of State of the State of Borrower's incorporation, (ii)
certificates from the Secretaries of State of those States (including, without limitation, Georgia, Alabama, and South Carolina) in which Borrower owns or leases any property, or otherwise conducts business, certifying Borrower's good standing as a corporation in such States, and (iii) a copy of the resolutions passed by the Board of Directors of Borrower authorizing the execution and delivery of and the performance of the obligations under the Loan Documents and a copy of the Bylaws of Borrower, certified by the duly elected, qualified and serving Secretary or Assistant Secretary of Borrower, on behalf of and under the seal of Borrower, to be true and correct. Borrower also shall have delivered to Lender a certificate, dated as of and delivered on the Effective Date and signed on behalf of and under the seal of Borrower by the duly elected, qualified and serving Secretary or Assistant Secretary of Borrower, certifying the names of the officers of Borrower authorized to execute and deliver the Loan Documents and to request borrowings and Advances under this Agreement, together with the original, not photocopied, signatures of such officers. Such certificate shall be substantially in the form of Exhibit "E" attached hereto and incorporated herein.

         (d) Delivery of Notes. Borrower shall have executed and delivered to Lender the Term Notes and the Revolving Credit Note.

         (e) Security Agreement. Borrower shall have executed and delivered to Lender a security agreement in form and substance satisfactory to Lender (the "Security Agreement"), granting and conveying to Lender a first-priority security interest and lien (as defined by the Uniform Commercial Code in effect in Georgia, O.C.G.A. ss.11-g-101 et. seq.) in all assets of Borrower being purchased from Kinder-Care together with all replacements and substitutions thereof, excluding vehicles, as set forth and described on Exhibit "F" attached hereto and incorporated herein (the "Collateral"). The security interests granted to Lender under the Security Agreement shall secure all obligations of Borrower under this Agreement. Further, Borrower shall have executed and delivered to Lender for filing UCC-1 Financing Statements in form and substance satisfactory to Lender and properly endorsed or executed certificates of title or other properly executed instruments or documents deemed necessary or proper by Lender, to enable Lender to establish and perfect the security interests of Lender in the Collateral as granted by the Security Agreement.

         (f) Deeds to Secure Debt. Borrower shall have executed and delivered to Lender Deeds to Secure Debt and Security Agreement in form and substance satisfactory to Lender (the "Deed"), granting and conveying to Lender the real property described in Exhibit "G" attached hereto and incorporated herein (the "Real Property") subject only to such liens and encumbrances that are acceptable to Lender, in its sole discretion. The Deed shall secure all obligations of Borrower under this Agreement.

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         (g) Assignment of Leases. Borrower shall have executed and delivered to
Lender Assignments of Leases in form and substance satisfactory to Lender (the "Assignments") assigning the real property leases scheduled on Exhibit "H" attached hereto and incorporated herein (the "Leased Real Property") subject only to such liens and encumbrances that are acceptable to Lender, in its sole discretion. The Assignments shall secure all obligations of Borrower under this Agreement.

         (h) Subordination Agreement. Borrower shall have executed, and shall have caused the holders of the Subordinated Debt described on Exhibit "I" to have executed, in favor of Lender subordination agreements in form and substance satisfactory to Lender ("Subordination Agreements"), subordinating the indebtedness evidenced by the Subordinated Debt as provided in the Subordination Agreements.

         (j) Capital Structure and Ownership of Borrower. On and as of the Effective Date, the capital structure and ownership of Borrower shall be as set forth on Exhibit "J" attached hereto and incorporated herein.

         (k) Insurance. Borrower shall have provided evidence satisfactory to Lender that Borrower has procured the insurance described in Sections 3.16 and
4.8 hereof and that such insurance is in full force and effect on the Effective Date.

         (l) Environmental Assessment. Borrower shall have completed and returned to Lender the environmental report or check list form provided Borrower by Lender.

         (m) Appraisals. Lender shall have received appraisals of the Real Property from appraisers satisfactory to Lender, which appraisals shall have been conducted not more than ninety (90) days prior to the Effective Date.

         (n) Closing and Purchase of Assets. Borrower's purchase of certain assets of Kinder-Care pursuant to that certain Asset Purchase Agreement dated January 21, 1993, by and among Borrower (as "Purchaser"), Kinder-Care (as "Seller"), shall have been closed or completed in all respects and proper approval of the Bankruptcy Court in which the Chapter 11 bankruptcy of Kinder-Care is pending has been obtained.

         (o) Proceedings. The Loan Documents, upon their execution and delivery, and all corporate proceedings in connection with the authorization, execution and delivery of and the performance of the obligations under the Loan Documents, shall be satisfactory in form and substance to Lender.


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         (P) Surveys. Lender shall have received surveys of the Real Property from surveyors satisfactory to Lender.

         Section 2.2 Conditions to Each Advance. At the time of the making by Lender of each Advance under the Revolving Line of Credit (including the initial Advance) the following statements shall be true (and each of the giving by Borrower of a Notice of Borrowing in accordance with Section 1.3 hereof and the acceptance by Borrower of the proceeds of such Advance shall constitute a representation and warranty by Borrower that on the date of such Advance, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

         (i) The representations and warranties contained in Article III hereof are true and correct in all material respects on and as of the date of such Advance as though made on and as of such date, and

         (ii) No Default or Event of Default exists or would result from such Advance or from the application of the proceeds therefrom.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents, warrants and covenants to Lender that:

         Section 3.1 Organization and Qualification. Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, with the power and authority (corporate and other) to own its properties and to carry on its business as now conducted, (ii) is qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required under applicable law, and (iii) has the power and authority (corporate and other) to execute, deliver and to perform its obligations under the Loan Documents.

         Section 3.2 Corporate Authority. The execution and delivery by Borrower of and the performance by Borrower of its obligations under the Loan Documents are within Borrower's corporate powers, have been duly authorized by all requisite shareholder and corporate action on the part of Borrower and do not and will not (i) violate any provision of any law, rule or regulation, any judgement, order or ruling of any court or governmental agency, the organizational papers or Bylaws of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties

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is bound, where any such violation would materially impair Borrower's ability to meet its obligations under the Loan Documents or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

         Section 3.3 Financial Information. All financial information furnished by Borrower to Lender in connection with the transaction contemplated by this Agreement is true and correct in all material respects and has been prepared in accordance with proper accounting principles consistently applied. Since the date of such financial information, there has been no material adverse change in the financial condition of Borrower, and, after due inquiry, there exists no material contingent liability or obligation assertable against Borrower that is not identified and disclosed to Lender in Exhibit "K" attached hereto and incorporated herein.

         Section 3.4 Tax Returns; Payment. All federal, state and other tax returns and reports of Borrower required by law to be filed have been completed in full and have been duly filed and prepared in good faith with due diligence, and all taxes, assessments, fees, withholdings and other governmental charges or levies upon Borrower or its properties, assets and income which are shown on such returns and reports or which have been billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments, fees, withholdings and other governmental charges or levies for all fiscal periods. There are no unpaid assessments pending against Borrower for any taxes, fees, withholdings and other governmental charges or levies, and Borrower knows of no basis therefor. No federal, state or other tax return or report of Borrower filed or originally scheduled-to have been filed during any fiscal year of Borrower since its incorporation currently is or previously has been the subject of a governmental investigation or audit.

         Section 3.5 Litigation. There are no actions, suits, investigations or proceedings pending or overtly threatened against or affecting Borrower or its properties before any court, arbitrator or administrative or governmental body. Borrower currently is neither in default nor in violation of any applicable law, statute or ordinance, or of any order of any court which default or violation might have a material adverse impact on Borrower's assets, business, operations, prospects, or condition (financial or otherwise).

         Section 3.6 No Defaults. No Default or Event of Default exists under this Agreement.

         Section 3.7 Title to Properties. Borrower owns marketable fee simple title to all of the property and assets of Borrower


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including, without limitation, (i) on the Effective Date, all properties and assets acquired from Kinder-Care (other than the Leased Real Property and vehicles), (ii) all properties and assets reflected in the most recently dated financial statements described in Section 4.1 (other than properties and assets disposed of in the ordinary course of business), (iii) the Collateral, and (iv) the Real Property and other assets conveyed by the Deeds, and said property and assets are free from any Liens or other encumbrances securing indebtedness which arose through borrowings and from any other Liens except for those Liens specifically identified and disclosed to Lender in Exhibit "L" attached hereto and incorporated herein, or defects in title which are substantial in amount or which affect or impair the operations of the business of Borrower. Borrower enjoys full and undisturbed possession of the Leased Real Property and all personal properties held under leases to which it is a party, none of which contains any unusual or burdensome provision that might materially affect or impair the operation of such properties and assets. All leases are valid and in full force and effect. Borrower shall provide Lender, upon request, with true, correct and complete copies of all leases to which it is a party.

         Section 3.8 Enforceability. This Agreement, the Term Note, the Revolving Credit Note, the Deed, the Security Agreement, and the other Loan Documents are legal, valid and binding agreements of Borrower enforceable against Borrower in accordance with their terms.

         Section 3.9 Consent. No consent, permission, authorization, order or license of any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of the Loan Documents.

         Section 3.10 ERISA.

         (a) Except as shown on Exhibit "M" attached hereto and incorporated herein, neither Borrower nor any ERISA Affiliate maintains or contributes to, or has maintained or contributed to, any Plan that is an ERISA Plan, and except as shown on Exhibit "M" hereto, Borrower does not maintain or contribute to, and has not maintained or contributed to, any Plan that is an Executive Arrangement.

         (b) Each Plan has at all times been maintained, by its terms and in operation, in accordance with all applicable laws.

         (c) Borrower currently is not, nor will become, subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability


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arising under Title I or Title IV or ERISA or Chapter 43 of the Code.

         (d) Borrower and each ERISA Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA).

         Section 3.11 Subsidiaries. Borrower has no Subsidiaries.

         Section 3.12 Affiliates. Borrower has no Affiliates, other than the shareholders of record as of the date hereof.

         Section 3.13 Indebtedness. Borrower has outstanding no indebtedness, other than indebtedness under this Agreement, the Subordinated Debt, trade indebtedness incurred in the ordinary course of business payable within 60 days of its incurrence and not evidenced by a promissory note, and indebtedness specifically identified and disclosed to Lender in Exhibit "N" attached hereto and incorporated herein. There exists no default under the provisions of any instrument evidencing such indebtedness or of any agreement relating thereto, or under any other contract or agreement to which Borrower is a party.

         Section 3.14 Insurance. All property and assets owned by Borrower are insured for the benefit of Borrower and Lender in the amounts required by
Section 4.8 hereof.

         Section 3.15 Conflicting Agreements or Other Matters. Borrower is not a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition or prospects. Neither the execution or delivery of this Agreement or the other Loan Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Borrower pursuant to, the charter or Bylaws of Borrower, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower is subject. Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of Borrower, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of debt of Borrower of the type to be evidenced by the Term Notes or the Revolving Credit Note.

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         Section 3.16 Pollution and Environmental Control. Borrower has obtained all permits, licenses and other authorizations which are required under, and is in compliance with, all federal, state, and local laws and regulations relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, including without limitation underground storage tanks, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes.

         Section 3.17 Possession of Franchises Licenses. Etc. Borrower possesses all franchises, certificates, licenses (other than those licenses which cannot be issued or transferred until after the closing of the purchase of the assets from Kinder-Care) permits, tags, decals and other authorizations from governmental or political subdivisions or regulatory authorities relating to the business of Borrower, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, and Borrower is not in violation of any thereof.

         Section 3.18 Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to Lender by or on behalf of Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the business, property or assets, or financial condition of Borrower which has not been set forth in this Agreement or in the other Loan Documents, or in certificates and statements furnished to Lender by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

                                  ARTICLE IV.

                             AFFIRMATIVE COVENANTS

         So long as the Term Loans or the Revolving Line of Credit shall remain unpaid or Lender shall have any commitment hereunder, Borrower covenants and agrees that:

         Section 4.1 Financial Statements. Borrower shall provide Lender with notice of any change in the dates of the fiscal year now employed for accounting and reporting purposes, and Borrower shall deliver to Lender:

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         (a) Quarterly Statements. As soon as practicable and in any event within thirty (30) days after each fiscal quarter, an unaudited income and expense statement and balance sheet and statement of cash flows for Borrower certified as correct in all material respects by the chief executive officer and chief financial officer of Borrower;

         (b) Annual Audited Statement. As soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year, statements of income, retained earnings and cash flows of Borrower for the just-ended fiscal year, and a balance sheet of Borrower as of the end of such year, setting forth in each case in comparative form corresponding figures from the preceding fiscal year, all in reasonable detail and reasonably satisfactory in scope to Lender and accompanied by an unqualified opinion from the present independent certified public accountants of Borrower or by such other firm of independent certified public accountants as may be designated by Borrower and be satisfactory to Lender, which opinion shall state that such financial statements
(i) fairly present the financial condition and the results of operations of Borrower, (ii) have been prepared in accordance with generally accepted accounting principles consistently applied, and (iii) result from an examination by such accountants made in accordance with generally accepted auditing standards, including such tests of the accounting records and other auditing procedures as were considered necessary in the circumstances;

         (c) Compliance Certificate. Simultaneously with the delivery of the financial statements required under subsections (a) and (b) of this Section 4.1, a certificate from the chief executive officer of Borrower in the form of Exhibit "O" attached hereto and incorporated herein, stating that the financial statements are correct in all material respects and that they are aware of no Default or Event of Default, which certificate shall demonstrate in reasonable detail satisfactory to Lender the compliance of Borrower with Section 5.4 hereof;

         (d) Accountants' Reports. Promptly upon receipt thereof, copies of any report, excluding work papers, submitted to Borrower by independent accountants in connection with each annual, interim or special audit of the books of Borrower made by such accountants that substantiate or detail the figures reported in such audit and, promptly upon the occurrence thereof, notice of the resignation or discharge of any independent accountants now or hereafter employed by Borrower;

         (e) Shareholder Reports. Promptly upon the transmission thereof, copies of all financial statements, proxy statements, and other reports sent by Borrower to its Shareholders and copies of any and all regular or periodic reports, registration statements, prospectuses or other written communications that Borrower is or may be required to file with the Securities and Exchange Commission or any governmental department, bureau, commission or agency succeeding to the functions of the Securities and Exchange Commission;

         (f) Other Information. With reasonable promptness, such other financial information as Lender may reasonably request.

         Section 4.2 Maintenance of Books and Inspection of Property and Records. Borrower shall maintain its books, accounts and records in accordance with generally accepted accounting principles and shall permit any Person designated in writing by Lender to visit and inspect any of its properties,~ corporate books and financial records, and make copies thereof and take extracts therefrom, and to discuss the accounts, affairs and finances of Borrower with the principal officers thereof, all at such times as Lender may reasonably request. Borrower shall maintain its properties, real and personal, including, without limitation, the Collateral, in good condition and Borrower shall not waste or otherwise permit such properties to deteriorate in value, normal wear and tear excepted.

         Section 4.3 Taxes. Borrower shall pay and discharge all taxes, assessments, fees, withholdings and other governmental charges or levies imposed upon it, or upon its income and profits, or upon any property belonging to it, prior to the date the same shall become delinquent; provided, however, that Borrower shall not be required to pay and discharge any such tax, assessment, fee, withholding, charge or levy so long as the legality thereof shall be promptly and actively contested in good faith and by appropriate proceedings.

         Section 4.4 Corporate Existence and Status. Borrower shall maintain its corporate existence and good standing in its state of incorporation and its qualification and good standing as a foreign corporation in all jurisdictions where such qualification is required under applicable law, and shall conduct its business in the manner in which it is now conducted subject only to changes in the ordinary course of business.

         Section 4.5 Compliance with Law and other Agreements. Borrower shall conduct its business operations and obtain all necessary permits, and licenses in compliance with (i) all applicable federal, state and local laws, rules and regulations, and (ii) all agreements, indentures and mortgages to which it is a party or by which it or any of its properties is bound.

         Section 4.6 Notice of Default. Borrower shall notify Lender of the occurrence of any Default or Event of Default, and Borrower shall notify Lender of any default under any Loan Document, or under any other agreement or obligation with any Person, to which it is a party or by which it or any of its properties is bound, said notices to be given within five (5) days of Borrower's obtaining knowledge of the occurrence of the Default, Event of Default or other default; provided, however, the failure of Borrower to give such notice shall not affect the right and power of Lender to exercise any or all of the remedies on default specified herein.

         Section 4.7 Notice of Litigation. Borrower shall promptly notify Lender of any actions, suits or proceedings instituted by any Person against it claiming money damages in excess of $50,000 or which otherwise might have a material adverse impact on Borrower's assets, business, operations, prospects, or condition (financial or otherwise), said notice to be given within ten (10) days of the first notice to Borrower of the institution of such action, suit or proceeding and to specify the amount of damages being claimed or other relief being sought, the nature of the claim, the Person instituting the action, suit or proceeding, and any other significant features of the claim.

         Section 4.8 Maintenance of Insurance. Borrower shall maintain liability insurance in the amount of $2,000,000.00 per location of the Leased Real Property and the Real Property and hazard insurance in the aggregate amount of $6,000,000.00 for the Leased Real Property and the Real Property, and shall furnish, upon Lender's request, an officer's certificate specifying the details of such insurance in effect. All policies of insurance shall name Lender, as an additional insured and loss payee and shall provide for thirty (30) days' prior written notice to Lender in the event of cancellation, change, alteration or modification. Borrower shall obtain such policies of insurance from a company or companies acceptable to Lender.

         Section 4.9 ERISA. Borrower shall and shall cause each ERISA Affiliate to provide to Lender:

         (a) Promptly after the occurrence thereof with respect to any existing or hereafter adopted Plan, established thereunder, notice of (i) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder or (ii) any other event which would subject Borrower or any ERISA Affiliate to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Code;

         (b) At the same time and in the same manner as such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternate payee, any notice required under Section 101(d), 302(f)(4), 303, 4041(b)(1)(A) or 4041(c)(1)(A) of ERISA or under Section 412 of the Code with respect to any Plan; and

         (c) Upon the request of Lender, (i) true and complete copies of any and all documents, government reports and determination or opinion letters for any Plan, or (ii) a current statement of withdrawal liability for each Multiemployer Plan.

         Section 4.10 Perfection of Security Interest. Borrower shall execute such documents and perform such acts as may be necessary, in the judgement of Lender, now or in the future to perfect or continue perfection of the security interest granted to Lender under the Security Agreement.


         Section 4.11. Related Transactions. Borrower shall enter into contracts, agreements and transactions with and among Affiliates only if such contracts, agreements and transactions result from arm's-length negotiations and contain no preferential term or provision.

         Section 4.12 Additional Collateral. On and after the Effective Date and subject to the terms of the Security Agreement, any and all personal property acquired by Borrower for use at the child care centers being acquired from Kinder-Care including without limitation, any and all equipment, machinery, furniture, inventory and accounts (but not including vehicles) shall be subject to a first priority security interest (other than purchase money security interests) in favor of Lender, and Borrower shall execute and deliver to Lender any security agreement, financing statement, deed to secure debt, certificate of title or other document deemed proper by Lender to perfect such security interest in Lender.

         Section 4.13 Deposits. Borrower shall maintain its primary depository account with Lender.

         Section 4.15 Environmental Compliance: Notification.

         (a) Compliance. Borrower shall comply with all applicable federal, state and local laws, rules, regulations and orders relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, or handling of pollutants, contaminants or hazardous or toxic materials or wastes.

         (b) Notification. Borrower shall immediately notify Lender in writing of (i) any notice received by Borrower with respect to any occurrence on any property owned or leased by Borrower involving the spill, release, leak, seepage or discharge of any pollutant, contaminant, or hazardous or toxic material or waste into the air, water or land, or (ii) any complaint, order or citation received by Borrower with respect to any such occurrence which might have a material adverse effect on the assets, business, operations, prospects or condition (financial or otherwise) of Borrower.

     Section 4.15 Business. Borrower shall remain substantially in the business in which Borrower is engaged as of the date of this Agreement.

                                   ARTICLE V.

                               NEGATIVE COVENANTS

     So long as the Term Loans and the Revolving Line of Credit shall remain unpaid or Lender shall have any commitment hereunder, Borrower covenants and agrees that, without the prior written consent of Lender:

     Section 5.1 Debt. Borrower shall not create, incur, assume, or suffer to exist any indebtedness of any description whatsoever, including, without limitation, secured and unsecured borrowings, and deferred payment obligations, except (i) indebtedness incurred under this Agreement, (ii) additional indebtedness, excluding capital lease obligations, not to exceed $100,000.00 in amount in any one fiscal year of Borrower, (iii) trade indebtedness incurred in the ordinary course of business payable within 60 days of its incurrence and not evidenced by a promissory note, (iv) the Subordinated Debt, and (v) existing debt of the Borrower.

     Section 5.2 Loans Investments and Contingent Liabilities. Borrower shall not (a) guarantee or become contingently liable for, in any manner, whether directly or indirectly, any obligations or indebtedness of any Person, (b) make any future loans, advances or extensions of credit to any Person, including, without limitation, any shareholder, director, officer or employee of Borrower or (c) make any investments or purchases or acquire any stock, obligations or securities that are not issued by or guaranteed by the United States Government, or are of the following types: (i) commercial paper rated Prime-1 or better by Moody's Investors Services or "A-1" or better by Standard & Poor's Corporation;
(ii) repurchase agreements secured by United States government securities; (iii) negotiable certificates of deposit or bankers acceptances issued by Lender or an affiliate of Lender, except that Borrower may engage in such activities described in (a), (b) and (c) above to the extent that these activities do not exceed $100,000 in aggregate amount at any one time during the term of this Agreement, including extensions and renewals hereof.

     Section 5.3 Capital Expenditures. Borrower shall not make or incur Capital Expenditures, including, without limitation, any capital lease obligations, in excess of $300,000.00 in any one fiscal year of Borrower except for the current fiscal year during which Borrower shall not make or incur Capital Expenditures in excess of $700,000.00 of which $400,000.00 shall be funded by a portion of the Subordinated Debt. For the purposes of this

Agreement any capital lease obligation shall be deemed and considered a Capital Expenditure.

     Section 5.4  Financial Requirements.  Borrower shall not:

     (a) Debt Service Coverage Ratio. Permit its Debt Service Coverage Ratio at any time to be less than 1.50 to 1.

     (b) Shareholder Investment to Total Capitalization. Permit, at any time, its Shareholder Investment to be less than 35% of its Total Capitalization.

     (c) Minimum Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than $1,600,000 by December 31, 1993 and shall increase by at least 50% of net income after tax distributions on a yearly basis.

     Section 5.5 Liens and Other Encumbrances. Borrower shall not grant or permit to exist any Lien on or in, or otherwise encumber, any of its properties or assets, except for (a) Liens for taxes, assessments or other governmental charges not yet due and payable or which are being actively contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained, (b) statutory Liens of landlords and Liens of mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained,
(c) purchase money security interests, (d) easements, licenses, rights-of-way, restrictions, covenants and other similar charges or encumbrances not interfering with the ordinary conduct of the business of Borrower or any of its properties, and (e) those Liens and encumbrances existing as of the date hereof and identified and disclosed to Lender in Exhibit "L" attached hereto and incorporated herein.

     Section 5.6 Compliance with ERISA. Neither Borrower nor any ERISA Affiliate will take, or fail to take, any action with respect to a Plan including, but not limited to, (i) establishing any Plan, (ii) amending any Plan, (iii) terminating or withdrawing from any Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA, where such action or failure could have a material adverse effect on Borrower, result in a Lien on the property of Borrower, or require Borrower to provide any security.

     Section 5.7 Restricted Payments. Borrower shall not (i) pay any dividend or other distribution on any shares of its capital stock (other than dividends payable solely in shares of its capital stock), (ii) make any payment on the Subordinated Debt other than as allowed under the Subordination Agreements, (iii) make any acquisition of any of Borrower's capital stock (except any acquisition of shares upon conversion thereof into or exchange thereof for other shares of capital stock of Borrower),
(iv) make any advance, loan, financial accommodation or other extension of credit to any Person except as permitted in Section 5.2 above; or (v) make any payment or distribution to any principal shareholder of Borrower other than salaries and bonuses paid to employees who are also shareholders or any member of his or her immediate family (other than as allowed under the Subordination Agreement); provided, however, that at any time while Borrower shall remain an "S corporation" under Subchapter S of the Code Borrower may make payments to its shareholders constituting Permissible Tax Distributions.

     Section 5.8 Sale and Lease-Back. Borrower shall not enter into any arrangement with any lender or investor or under which such lender or investor is a party, providing for the leasing by Borrower of real or personal property used by Borrower in the operations of Borrower, which has been or is sold or transferred by Borrower to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such rental obligations of Borrower.

     Section 5.9 Amendments to Subordinated Debt. Borrower shall not amend, modify or change or consent to any amendment, modification, change or waiver of any terms of the Subordinated Debt unless Lender shall have consented thereto in writing.

                                  ARTICLE VI.

                         EVENTS OF DEFAULT AND REMEDIES

     Section 6.1 Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

     (a) Borrower fails to pay when due any payment of principal or interest due on the Term Notes, the Revolving Credit Note or any other sum due hereunder; provided, however, that Borrower shall have a ten (10) day cure or grace period with respect to any such payment; or

     (b) Borrower fails to pay when due and fails to cure within any applicable cure or grace period any payment of principal or interest due on any other obligation for money borrowed, or defaults on any obligation under conditional sale or other title retention agreement or on any obligation secured by purchase money security interest or mortgage, or defaults in the performance of any other covenant, term or condition contained in any agreement under which any such obligation is created, if the effect of such failure to pay or default is to cause or permit the holder of such obligation to cause such obligation to become due prior to its date of maturity; provided, however, that Borrower shall not be deemed to be in default hereunder if Borrower, in good faith and at its own expense, contests the alleged failure to pay or default by appropriate legal proceedings; or

     (c) Any representation or warranty contained herein or deemed to have been made hereunder or made by or furnished on behalf of Borrower in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made; or

     (d) Borrower fails to perform or observe any covenant or agreement contained in Article V of this Agreement or any covenant or agreement contained in any other Loan Document, or an event of default, as defined in the respective Loan Document, should occur under any such Loan Document and not be cured within any applicable grace or cure period provided therein; or

     (e) Borrower fails to perform or observe any covenant or agreement contained in Article IV of this Agreement or any other covenant, term or condition contained in this Agreement within thirty (30) days after written notice of such failure; or

     (f) Borrower fails to perform or observe any covenant, term or condition contained in any other agreement and such default shall continue for thirty (30) days after Borrower knows or has reason to know of any such failure; provided, however, that Borrower shall not be deemed to be in default hereunder if Borrower, in good faith and at its own expense, contests the alleged failure by appropriate legal proceedings: or

     (g) Borrower fails to pay its debts generally as they become due; or

     (h) Borrower shall make or take any action to make an assignment for the benefit of creditors, petition or take any action to petition any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence or take any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect including, without limitation, the Bankruptcy Code; or, if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, in which an order for relief is entered; or Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer to exist any such custodianship, receivership or trusteeship; or

     (i) Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

     (j) Any order, judgement or decree is entered in any proceeding against Borrower decreeing a split-up or dissolution of Borrower, which order, judgement or decree requires the divestiture of all or a substantial part of the assets of Borrower, and such order remains unstayed and in effect for more than thirty
(30) days; or

     (k) A judgement or order for the payment of money in an amount in excess of $50,000 or otherwise materially adverse to the business, financial condition, results of operations or prospects of Borrower, is rendered against Borrower, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgement or order or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgement or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (1) Lender, at any time and in good faith shall deem itself insecure (and for the purposes of this Agreement, Lender shall be entitled to deem itself insecure when some event occurs, fails to occur or is threatened or some objective consition exists or is threatened which significantly impairs the prospects that any of the Funded Debt will be paid when due, which significantly impairs the value of the Collateral to Lender or which significantly affects the financial or business condition of Borrower).

     Section 6.2  Remedies on Default.

     (a) Upon the occurrence and during the continuation of any Event of Default (other than an Event of Default specified in Section 6.1 (h)), Lender may (i) terminate all obligations of Lender to Borrower including, without limitation, all obligations to lend money under the Revolving Line of Credit, and (ii) declare the Term Notes, the Revolving Credit Note and any other note of Borrower held by Lender including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney or in bankruptcy or in other judicial proceedings) immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived.

     (b) Upon the occurrence of an Event of Default specified in Section 6.1(h),
(i) all obligations of Lender to Borrower including, without limitation, all obligations to lend money under the Revolving Line of Credit shall terminate automatically, and (ii) the Term Notes, the Revolving Credit Note and any other note of Borrower held by Lender including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney or in bankruptcy or in other judicial proceedings) shall be immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived.

     (c) Upon the occurrence of an Event of Default and/or the acceleration of the Term Notes, the Revolving Credit Note or any other note of Borrower held by Lender pursuant to subsections (a) or (b) of this Section 6.2, Lender may pursue any remedy available to it under this Agreement, under the Term Notes, under the Revolving Credit Note, under any other note of Borrower held by Lender or under any other Loan Document, or available at law or in equity, all of which shall be cumulative.

     (d) All payments with respect to this Agreement received by Lender after the occurrence of an Event of Default and acceleration of the Term Notes, the Revolving Credit Note or any other note of Borrower held by Lender, shall be applied first, to the costs and expenses incurred by Lender as a result of the Event of Default, second, to the payment of accrued and unpaid fees, third, to the payment of accrued and unpaid interest on any such notes, to and including the date of such application, fourth, to the payment of the unpaid principal on such notes, and fifth, to the payment of all other amounts then owing to Lender under the Loan Documents. No application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of Lender hereunder or under applicable law.

                                  ARTICLE VII.

                                  DEFINITIONS

     For the purposes of this Agreement, the terms:

     (a) "Advance" shall mean any advance of funds by Lender to Borrower under the Revolving Line of Credit.

     (b) "Affiliate" shall mean a Person that, at any time such a determination is made, (i) directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with Borrower, (ii) beneficially owns or holds five percent or more of any class of stock of Borrower, or (iii) five percent or more of any class of voting common stock (or in the case of a Person that is not a corporation, five percent or more of the equity interest) of such Person is beneficially owned or held by Borrower. The term "control" shall mean the possession of the power to direct or cause, directly or indirectly, the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     (c) "Business Day" shall mean a day of the year on which commercial banks are not required or authorized to close in Columbus, Georgia.

     (d) "Capital Expenditures" shall mean on any date the Borrower's Gross Property, Plant and Equipment on such date, plus net proceeds from sales of Borrower's Gross Property, Plant and Equipment during Borrower's then current fiscal year, minus Borrower's Gross Property, Plant and Equipment as at the close of Borrower's prior fiscal year.

     (e) "Current Assets", "Current Liabilities", "Earnings Before Interest and Taxes", "Non-Cash Expenses", "Non-Cash Revenues", "Gross Property, Plant and Equipment", "Operating Lease Expenses", "Interest Expenses", "Depreciation", "Receivables", "Shareholder Equity", and "Net Income After Taxes" shall have the meanings normally given them by, and shall be calculated, both as to amounts and classifications of items, in accordance with, generally accepted accounting principles, which principles shall be applied on a basis consistent with that applied to the income and expense statements, the balance sheets, and the statements of income and retained earnings furnished to Lender pursuant to
Section 4.1.

     (f) "Cash Flow" for any given period shall mean the sum of Borrower's Net Income After Taxes (and Permissible Tax Distributions), plus Depreciation and amortization, all for such period.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated and the rulings issued thereunder.

     (h) "Current Portion of Funded Debt" shall mean amounts with respect to Funded Debt which are payable within one year from the date as of which any determination is made and are classified as Current Liabilities under generally accepted accounting principles.

     (i) "Debt Service Coverage Ratio" as at any date shall mean (i) Cash Flow for the 12-month period ending on such date divided by (ii) the Current Portion of Funded Debt on such date.

     (j) "Default" shall mean an event that, with notice or lapse of time or both, would constitute an Event of Default.

     (k) "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

     (1) "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with Borrower is treated as a single employer under
Section 414(b), (c), (m) or (o) of the Code.

     (m) "Funded Debt" shall mean the Term Loan, the Revolving Line of Credit, the Subordinated Debt and other indebtedness for borrowed money payable more than one year from the date of creation thereof or renewable at the option of Borrower by the terms of the governing instrument to mature more than one year after the date of creation, capitalized leases, and any indebtedness secured by a Lien on property owned by Borrower.

     (n) "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

     (o) "Loan Documents" shall mean and include, as the context requires, this Agreement, the Term Notes, the Revolving Credit Note, the Deed, the Security Agreement, the Subordination Agreements, and any and all other instruments, agreements, documents and writings contemplated hereby or executed in connection herewith.

     (p) "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA.

     (q) "PBGC" shall mean the Pension Benefit Guaranty Corporation and any successor thereto.

     (r) "Permissible Tax Distribution" shall mean with respect to Borrower cash dividends to its shareholders with respect to each taxable year in an amount not to exceed the product of (i) Borrower's taxable income for the taxable year computed for federal income tax purposes under Section 1363(b) of the Code combining all separately stated items, multiplied by (ii) the sum of (A) the maximum marginal individual income tax rate in effect for taxable income in such taxable year under the Code (under the Code as enacted on the date hereof, 31% for taxable years beginning after 1990), plus (B) the product of (x) the maximum marginal individual income tax rate in effect for taxable income in such taxable year of any shareholder under applicable Georgia state income tax laws, multiplied by (y) the difference of (xx) one (1.00), minus (yy) the amount of clause (A) above; (e.g., (B) would equal 4.14% for taxable years beginning after 1990 based upon the Code and the Georgia state income tax laws as enacted on the date hereof).

     (s) "Person" shall mean and shall include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated association, a government or any department or agency thereof and any other entity whatsoever.

     (t) "Plan" shall mean any employee benefit plan, program, arrangement, practice or contract, maintained on behalf of Borrower or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

         (i) Executive Arrangements - any bonus, incentive compensation, stock option, deferred compensation, commission, severance, golden parachute or other executive compensation plan, rabbi trust, program, contract, arrangement or practice;

         (ii) ERISA Plans - any "employee benefit plan" (as defined in Section 3(3) of ERISA ), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits; and

         (iii) Other Employee Fringe Benefits - any stock purchase, vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

     (u) "Real Property" shall mean the real property owned by Borrower referenced in Section 2.1 (f) and described on Exhibit "G" attached hereto.

     (v) "Shareholder Investment" shall mean the sum of Shareholder Equity plus Subordinated Debt.

     (w) "Subordinated Debt" for any given fiscal year shall mean the outstanding principal amount, as of the close of such fiscal year, of Funded Debt of Borrower which is subordinate to the prior payment in full of all amounts owing by Borrower under the Loan Documents upon terms and conditions approved by Lender in writing.

     (x) "Subsidiary" shall mean any corporation, regardless of its jurisdiction of incorporation, a majority of the total combined voting power of all classes of stock entitled to vote of which shall be owned, at the time as of which any determination is made, by Borrower either directly or indirectly.

     (y) "Total Capitalization" shall mean the sum of Shareholder Equity plus Funded Debt.

     (z) "Tangible Net Worth" shall mean Shareholder Equity plus Subordinated Debt minus Goodwill.

                                  ARTICLE IX.

                                 MISCELLANEOUS

     Section 9.1 No-Waiver. No delay or failure on the part of Lender or on the part of any holder of the Term Notes or the Revolving Credit Note in the exercise of any right, power or privilege granted under this Agreement, under any other Loan Document, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Lender unless made in writing and signed by Lender, and then only to the extent expressly specified therein.

     Section 9.2 Notices. Except as otherwise particularly provided herein, all notices and communications provided for hereunder shall be in writing, and shall be effective when received if personally delivered or sent via telecopier or on the second business day after the day on which mailed if sent by first-class, certified mail, postage prepaid, to the following addresses:

     (1) If to Lender,   Trust Company Bank of Columbus, N.A.
                         P.O. Box 431
                         Columbus, GA 31994-3199
                         Telecopier number 706-649-3757
                         Attn: E. Jerry Coleman, III

     (2) If to Borrower,      Childcare Network, Inc.
                              P.O. Box 1155
                              Columbus, GA 31902
                              Telecopier number 706-571-2650
                              Attn: James F. Loudermilk

Borrower and Lender may change their respective addresses for notice purposes by notice to all other parties in the manner provided herein.

     Section 9.3 Governing Law. This Agreement and all other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Georgia (without regard to the conflict of laws provisions thereof) unless the individual document specifically provides otherwise.

     Section 9.4 Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement and all other Loan Documents.

     Section 9.5 Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 9.6 Severability. If any part of any provision contained in this Agreement or in any other Loan Document shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

     Section 9.7 Time is of the Essence. Time is of the essence in interpreting and performing this Agreement and all other Loan Documents.

     Section 9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     Section 9.9 Payment of Costs. Borrower shall pay all reasonable costs, expenses, taxes and fees incurred by Lender in connection with the preparation, execution and delivery of this Agreement and all other Loan Documents including, without limitation, all recording costs and fees, the costs and professional fees of counsel for Lender, and any and all stamp, intangible or other taxes that may be payable or determined in the future to be payable in connection therewith.

     Section 9.10 Successors and Assigns. This Agreement shall bind and inure to the benefit of Borrower, Lender, and their respective successors and assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any Person. Notwithstanding anything in this Agreement to the contrary, Lender shall have the right, but shall not be obligated, to sell participations and sell subparticipations in the loans made pursuant hereto to other banks, financial institutions and investors.

     Section 9.11 Amendments; No Implied Waiver. This Agreement may be amended or modified, and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Borrower shall obtain the prior written consent of Lender to such amendment, modification, action or omission to act, and no course or dealing between Borrower and Lender shall operate as a waiver of any right, power or privilege granted under this Agreement, under any other Loan Document, or available at law or in equity.

     Section 9.12 Rights Cumulative. All rights, powers and privileges granted hereunder shall be cumulative to and shall not be exclusive of any other rights, powers and privileges granted by any other Loan Document or available at law or in equity.

     Section 9.13 Set-Off. Upon the occurrence and during the continuation of an Event of Default, Borrower authorizes the Lender without notice or demand, to apply any indebtedness due or to become due to Borrower from Lender in satisfaction of any of the indebtedness, liabilities or obligations of Borrower under this Agreement, under any other Loan Document or under any other note, instrument, agreement, document or writing of Borrower held by or executed in favor of Lender, including, without limitation, the right to set-off against any deposits or other cash collateral of Borrower held by Lender.

     Section 9.14 Construction. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that Borrower, Lender and their respective agents have participated in the preparation hereof.

     Section 9.15 Holidays. In any case where the date for any action required to be performed under this Agreement or under any other Loan Document shall be, in the city where the performance is to be made, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized by law to close, then such performance may be made on the next succeeding business day not a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized by law to close.

     Section 9.16 Entire Agreement. This Agreement and the other Loan Documents executed and delivered contemporaneously herewith, together with the exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto including, without limitation, the commitments from Lender to Borrower, are expressly superseded hereby. The execution of this Agreement and the other Loan Documents by Borrower was not based upon any facts or materials provided by Lender, nor was Borrower induced to execute this Agreement or any other Loan Document by any representation, statement or analysis made by Lender.

     WITNESS the hand and seal of the parties hereto through their duly authorized officers, as of the date first above written.

                                   CHILDCARE NETWORK, INC. INC.


                                   BY: /s/ James F. Loudermilk, President
                                      ------------------------------------------
                                      James F. Loudermilk, President

                                   ATTEST: /s/ Murray D. Gray, Jr., Secretary
                                          --------------------------------------
                                          Murray D. Gray, Jr., Secretary



                                                                [CORPORATE SEAL]



[Execution of document continued on next page]

                                   TRUST COMPANY BANK OF COLUMBUS, N.A.


                                   BY: /s/ E. Jerry Coleman
                                      ------------------------------------------
                                        TITLE:  First Vice President
                                              ----------------------------------


                                   BY: /s/ John M. Eldridge
                                      ------------------------------------------
                                        TITLE:  Vice President
                                              ----------------------------------
                                                       [BANK SEAL]

                         MODIFICATION TO TERM LOAN AND
                       REVOLVING LINE OF CREDIT AGREEMENT


         This Modification Agreement made and entered into as of the 6th day of May, 1994, by and between CHILDCARE NETWORK, INC., a Georgia corporation ("Borrower), and TRUST COMPANY BANK OF COLUMBUS, N.A., a national banking association ("Lender").

                                  WITNESSETH:

         WHEREAS, Borrower and Lender entered into a Term Loan and Revolving Line of Credit Agreement dated as of March 26, 1993 ("Agreement") whereby Lender extended credit to Borrower in the aggregate amount of $2,375,000.00; and


         WHEREAS, Lender has agreed to extend additional credit to Borrower in the amount of $1,000,000.00 ("Additional Loan") and to make the Additional Loan subject to the terms and conditions of the Agreement; and

         WHEREAS, the parties hereto wish to modify the terms of the Agreement to provide for the New Loan being made subject to the terms and conditions of the Agreement and the Agreement being modified to accommodate the Additional Loan which will be evidenced by a promissory note of even date hereof from Borrower to Lender in the principal amount of $2,714,160.00, the difference being a refinance of the present principal balance ($1,714,160.00) of the Term Loan dated March 26, 1993 in the original amount of $1,750,360.00 from Maker to Holder.

         NOW, THEREFORE, for and in consideration of the sum of $10.00 in hand paid by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree and contract as follows:

                                       1.


         The Agreement is hereby modified by adding thereto the following sections:


         Section 1.1A - Additional Loan. Subject to the terms and conditions of the Agreement, as modified herein, Lender agrees to lend to Borrower the principal amount of $1,000,000.00 (the "Additional Loan") to be evidenced by a promissory note in the amount of $2,714,160.00, a copy of which is hereto annexed as Exhibit "A" and to which reference is made for the particular terms and provisions thereof.

         Section 1.7A - Use of Proceeds of Additional Loan. The proceeds from the Additional Loan shall be used to pay certain indebtedness owned by Borrower to its shareholders totalling $1,000,000.00.

                                       2.

     The Agreement is hereby further modified by

     (a) deleting from ARTICLE V, Section 5.1 the following, "and (v) existing debt of the Borrower." and inserting in lieu thereof the following: (v) existing debt of the Borrower, and (vi) additional debt borrowed from the Lender.";

     (b) deleting from ARTICLE V, Section 5.4(b) the following: "at any time" and inserting in lieu thereof the following: "after December 31, 1994."; and

     (c) deleting from ARTICLE V, Section 5.4(c) the following: "1993" and inserting in lieu thereof the following, "1994".

                                       3.

     Borrower hereby represents, warrants and convenants that it is in full compliance with the terms of the Agreement, as modified, as of the date hereof and that all of the covenants, representations and warranties contained in Articles III, IV and V of the Agreement, as modified, are still true and correct and that Lender is in compliance with each such representation, warranty and covenant.

                                       4.

     Except as modified hereby, the original Agreement shall other otherwise remain in full force and effect in accordance with its respective terms, Borrower and Lender hereby ratifying and confirming the same.

     IN WITNESS WHEREOF, Borrower and Lender have caused this modification to be executed for them and on their behalf and have caused to be hereunto affixed their corporate seals, by their duly authorized corporate officers, the day and year first above written.


                                             CHILDCARE NETWORK, INC.

                                        By: /s/ James Loudermilk
                                            ----------------------------------
                                                Title: President
                                                      ------------------------
                                          Attest: /s/ Murray D. Gray
                                                  ----------------------------
                                                Title: Secretary
                                                      ------------------------

Signed, sealed and delivered in
the presence of:

/s/ Debby Macon
---------------------------------------
/s/ J. B. Vaught
---------------------------------------
Notary Public, Muscogee County, Georgia


                                   TRUST COMPANY BANK OF COLUMBUS, N.A.
                                             By: /s/ E.J. Chuman
                                                -----------------------
                                                 Title: Group V.P.
                                                       ----------------
                                             Attest: /s/ Pam W. Patruli
                                                    -------------------
                                                 Title: AVP
                                                       ----------------



Signed, sealed and delivered in                  (Corporate Seal)
the presence of:


/s/ Debby Macon
---------------------------------------
/s/ J. B. Vaught
---------------------------------------
Notary Public, Muscogee County, Georgia


  J.B. VAUGHT
-NOTARY PUBLIC-
MUSCOGEE COUNTY, GA
-OFFICIAL SEAL-
My Commission Expires March 20, 1995

                      SECOND MODIFICATION TO TERM LOAN AND
                       REVOLVING LINE OF CREDIT AGREEMENT


         This Second Modification Agreement dated as of the 30th day of June, 1995, by and between CHILDCARE NETWORK, INC., a Georgia corporation ("Borrower), and TRUST COMPANY BANK OF COLUMBUS, N.A., a national banking association ("Lender").

                                  WITNESSETH:

         WHEREAS, Borrower and Lender entered into a Term Loan and Revolving Line of Credit Agreement dated as of March 26, 1993 whereby Lender extended credit to Borrower in the aggregate amount of $2,375,000.00 which was modified by a Modification to Term Loan and Revolving Line of Credit Agreement dated as of May 6, 1994 between Borrower and Lender (as modified, "Agreement");

         WHEREAS, Lender has agreed to extend additional credit to Borrower in the amount of $1,250,000.00 ("Second Additional Loan") and to subject the Second Additional Loan to the terms and conditions of the Agreement;

         WHEREAS, the parties hereto wish to modify the terms of the Agreement and to subject the Second Additional Loan to the terms and conditions of the Agreement and the Agreement being modified to accommodate the Second Additional Loan which will be evidenced by a promissory note of even date herewith from Borrower to lender in the principal amount of $1,250,000.00; and

         WHEREAS, the parties hereto have also agreed to extend the maturity date of the Term Note dated May 6, 1994 in the original principal amount of $2,714,160.00 (also defined as the "Additional Loan" in the Agreement) from April 1, 1998 to April 1, 2000.

         NOW, THEREFORE, for and in consideration of the sum of $10.00 in hand paid by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree and contract as follows:

                                       1.


         The Agreement is hereby modified by adding the following language at the end of Article I, Section 1.1A: "The Additional Loan which is evidenced by the Term Note dated May 6, 1994 from Borrower to Lender in the original principal amount of $2,714,160.00 shall be amended and modified to provide for 24 additional monthly installments of $16,200.00 each plus accrued and unpaid interest and maturity of April 1, 2000 ("Term Note Modification Agreement") a copy of which is hereby annexed as Exhibit 'A' and when so modified shall continue to be subject to the terms and provisions of the Agreement."

                                       2.

     The Agreement is hereby modified by adding thereto the following sections:

     Section 1.1B - Second Additional Loan. Subject to the terms and conditions of the Agreement, as modified herein, Lender agrees to lend to Borrower the principal amount of $1,250,000.00, (the Second Additional Loan), to be evidenced by a promissory note in said amount, a copy of which is hereto annexed as Exhibit "B" and to which reference is made for the particular terms and provisions thereof.

     Section 1.7B - Use of Proceeds of Second Additional Loan. The proceeds from the Second Additional Loan shall be used to finance the acquisition of seven KinderCare Daycare Centers located in Union City, Georgia; College Park, Georgia; Conyers, Georgia; Athens, Georgia; Smyrna, Georgia; Marietta, Georgia; and Chattanooga, Tennessee.


                                       3.

     The Agreement is hereby further modified by:

     (a) deleting Section 5.4(a) of Article V and in lieu thereof, substituting the following: "(a) Debt Service Coverage Ratio. Maintain a ratio of net income after tax distributions plus depreciation and amortization expense to current maturities of long term debt and capital leases of not less than
     1.25 to 1.00.";

     (b) deleting Section 5.4(c) of Article V and in lieu thereof, substituting the following: "(c) Minimum Tangible Net Worth. Maintain at all times a Tangible Net Worth of not less than $1,100,000.00 plus 50 percent of net income after distributions on a yearly basis.";

     (c) adding a new Section 5.4(d) to Article V as follows: "Fixed Charge Coverage Ratio. Maintain a ratio of net income before tax distributions plus interest expense and lease expense to interest expense plus lease expense of at least 1.50 to 1.00."; and

     (d) adding a new Section (m) to Article VI as follows: "(m). The failure of the current ownership and Board of Directors to maintain controlling interest in the voting shares of Borrower."


                                       4.

     Borrower hereby represents, warrants and covenants that it is in full compliance with the terms of the Agreement, as modified, as of the date hereof and that all of the covenants, representations and warranties contained in
Article III, IV and V of the Agreement, as modified, are still true and correct and that Lender is in compliance with each such representation, warranty and covenants.

                                       5.
      Except as modified hereby, the original Agreement shall otherwise remain in full force and effect in accordance with its respective terms, Borrower and Lender hereby ratifying and confirming the same.

      IN WITNESS WHEREOF, Borrower and Lender have caused this modification to be executed for them and on their behalf and have caused to be hereunto affixed their corporate seals, by their duly authorized corporate officers, the day and year first above written.

                                       CHILDCARE NETWORK, INC.

                                       By: /s/ James F. Loudermilk
                                          ---------------------------
                                            Title: President
                                            -------------------------

                                       Attest: /s/ Murray D. Gray
                                              -----------------------
                                            Title: Secretary
                                            -------------------------

                                            (CORPORATE SEAL)



Signed, sealed and delivered in
the presence of:

/s/ Mr. W. Franklin
--------------------------------------

/s/ Sheryll T. Hutson
--------------------------------------
Notary Public, Muscogee County, Georgia
My Commission Expires December 6, 1997

                                   TRUST COMPANY BANK OF
                                   COLUMBUS, N.A.

                                   By: /s/ E. J. Chuman
                                       -------------------------------
                                       Title:  Sr. V.P.
                                             -------------------------

                                   Attest: /s/
                                           ---------------------------
                                       Title:  1st V.P.
                                             -------------------------

                                           (CORPORATE SEAL)


Signed, sealed and delivered in
the presence of:

/s/ Jan Vann
---------------------------------------

Rebecca M. Bross expires 10/25/98
---------------------------------------
Notary Public, Muscogee County, Georgia

                      THIRD MODIFICATION TO TERM LOAN AND
                       REVOLVING LINE OF CREDIT AGREEMENT

         This Second Modification Agreement dated as of the 26th day of June, 1997, by and between CHILDCARE NETWORK, INC., a Georgia corporation ("Borrower"), and SUNTRUST BANK, WEST GEORGIA, N.A., a national banking association ("Lender").

                                  WITNESSETH:

         WHEREAS, Borrower and Lender entered into a Term Loan and Revolving Line of Credit Agreement dated as of March 26, 1993 whereby Lender extended credit to Borrower in the aggregate amount of $2,375,000.00 which was modified by a Modification to Term Loan and Revolving Line of Credit Agreement dated as of May 6, 1994 between Borrower and Lender, and further modified by the Second Modification to Term Loan and Revolving Line of Credit Agreement dated as of June 30, 1995 (as modified, "Agreement"); and

         WHEREAS, Lender has agreed to restructure the indebtedness owed by Borrower and to extend additional credit to Borrower; and

         WHEREAS, Lender has agreed to provide a revolving line of credit in the amount of $2,000,000.00 ("1997 Line of Credit") to Borrower and to extend term loans up to an aggregate maximum of $5,000,000.00 (" 1997 Term Loans"); and

         WHEREAS, the parties hereto wish to modify the terms of the agreement and to subject the 1997 Line of Credit and the 1997 Term Loans to the terms and conditions of this agreement and to modify the agreement to accommodate the 1997 Line of Credit and the 1997 Term Loans.

         NOW, THEREFORE, for and in consideration of the sum of $10.00 in hand paid by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree and contract as follows:

                                       1.

         The Agreement is hereby modified by deleting Section 1.1 in its entirety and inserting in lieu thereof the following:

                  Section 1.1. 1997 Line of Credit and 1997 Term Loans. Subject to the terms and conditions set forth in this Agreement, Lender agrees to lend Borrower the aggregate principal amount of $7,000,000.00 to be evidenced by (i) the 1997 Revolving Line of Credit Note in the principal amount of $2,000,000.00, a copy of which is hereto annexed as Exhibit "A" which shall have a maturity of two years from date and which may be extended for one year pursuant to the terms of said Note; and (ii) one or more term promissory notes substantially in the form as the term promissory note a copy of which is hereto annexed as Exhibit "B" which term loans can total a maximum of $5,000,000.00, must be made in increments greater than $100,000.00, will be repaid based on a 12 year amortization schedule, and will mature not later than five years from the date hereof. Provided, however, that the Lender's obligation to advance funds, and Borrower's ability to borrow and reborrow, under said 1997 Line of Credit and the Lender to make term loans is conditioned upon Borrower being in compliance with the terms of this Agreement and that no Event of Default exists under the terms hereof or under any other Loan Documents between Lender and Borrower. Notwithstanding anything to the contrary contained herein or in the 1997 Line of Credit Note or the 1997 Term Notes, the interest rate or index chosen by the Borrower shall always be the same for said Notes and Borrower's Obligations to the Bank. The proceeds from the 1997 Line of Credit and 1997 Term Loans are to be used to pay Borrower's existing debt to the Lender and for general corporate needs.

                                       2.

         The Agreement is hereby modified by capitalizing the words "fiscal quarter" in Section 4.1(a) the Agreement.

                                       3.

         The Agreement is hereby modified by deleting Section 4.12 in its entirety and inserting in lieu thereof the following:

                  Section 4.12 Additional Collateral. On and after the effective date, any and all real property, leasehold interests in real property and all personal property of whatever kind and nature including, without limitation, equipment, machinery, furniture, inventory and accounts (but not including vehicles) acquired by Borrower in connection with its acquisition and/or operation of childcare centers shall be subject to a first priority security interest (other than purchase money security interests) in favor of Lender, and Borrower shall execute or cause to be executed and deliver to Lender any security agreement, financing statement, deed to secure debt, assignment of rents and leases, lessor's estoppel certificate, certificate of title or other document deemed necessary and proper by Lender to perfect such security interest in Lender.

                                       4.

         Article VI of the Agreement is hereby amended by adding a new paragraph thereto as follows:

                  (aa) "Obligations" shall mean all loans contemplated hereunder, including, without limitation, the 1997 term loan and the 1997 line of credit (including, in each case, all interest thereon), all commitment fees, all obligations for reimbursement of expenses and indemnification, obligations arising under this Agreement or any other loan document, and all other indebtedness, liabilities, obligations, covenants and duties of Borrower of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or in tort, liquidated or unliquidated, arising under any loan document, now existing or hereafter arising, and all renewals, extensions and modifications of any of the foregoing.

                                       5.

         The Agreement is hereby modified by deleting Sections 1.2, 1.3, 1.4, 1.5, 1.6, 1.7 and all subsections thereof.

                                       6.

         The Agreement is hereby modified by deleting paragraph 5.4(a) in its entirety and inserting in lieu thereof the following:

                  "(a) ADJUSTED FUNDED DEBT TO CASH FLOW RATIO. Permit Adjusted Funded Debt (as defined in the 1997 Revolving Line of Credit Note) plus an adjustment for leases (lease expense times seven) divided by Earnings before tax distributions, interest expense, lease expense, depreciation and amortization not to exceed 3.50 to 1.00 for two years following the date of this Third Modification to Term Loan and Revolving Line of Credit Agreement and shall not exceed 3.00 to 1.00 thereafter.

                                       7.

         The Agreement is hereby modified by deleting paragraph 5.4(c) in its entirety and inserting in lieu thereof the following:

                  (c) MINIMUM WORTH. Permit its Worth to be less than $2,500,000.00 which is Borrower's Worth as of this date and such Worth shall increase by not less than 35 percent of earnings before tax distributions on a yearly basis. Shareholder distributions in excess of tax distributions will be permissible as long as Borrower is still in compliance with this Minimum Worth requirement.

                                       8.

         The Agreement is hereby modified by deleting paragraph 5.4(d) in its entirety and inserting in lieu thereof the following:

                  "(d) FIXED CHARGED COVERAGE RATIO. Permit Earnings before tax distributions, interest expense and lease expense divided by interest expense and rent expense not to exceed 1.75 to 1.00 within the one year period following the date of this Third Modification, and 2.00 to 1.00 thereafter.

                                       9.

         Section 4.8 of the Agreement is hereby modified by deleting "$6,000,000.00" in the third line of said section and inserting in lieu thereof "$9,000,000.00".

                                      10.

         Section 5.1 of the Agreement is hereby modified by deleting the word "and" in the seventh line of said section appearing immediately before "(v)" and "(vi)", and adding at the end of said section the following: "; and (vii) Seller debt financing incurred in connection with acquisition of additional childcare facilities provided any such debt is subordinated to all obligations of Borrower to the Lender and such Seller debt financing does not create a breach of the financial covenants contained in the Agreement, and, provided further, if such Seller debt financing is not subordinated to the indebtednesses owed by Borrower to the Lender, then Lender's obligation to advance funds under either the 1997 Line of Credit or 1997 Term Loans shall be reduced by the amount of such unsubordinated Seller debt financing."

                                      11.

         The Agreement is hereby modified by adding at the end of Article VII the following: "(aa) 'Fiscal Quarter' shall mean Borrower's four quarterly financial reporting periods the first three of which are each twelve weeks long and the fourth or final period is sixteen weeks long and every third year said fourth period is seventeen weeks long with the fourth period ending on or shortly before or after December 31 of each calendar year."

                                      12.

         Borrower hereby represents, warrants and covenants that it is in full compliance with the terms of the Agreement, as modified, as of the date hereof and that all of the covenants, representations and warranties contained in Articles III, IV and V of the Agreement, as modified, are still true and correct and that Lender is in compliance with each such representation, warranty and covenants.

                                      13.

         Except as modified hereby, the original Agreement shall otherwise remain in full force and effect in accordance with its respective terms, Borrower and Lender hereby ratifying and confirming the same.

         IN WITNESS WHEREOF, Borrower and Lender have caused this modification to be executed for them and on their behalf and have caused to be hereunto affixed their corporate seals, by their duly authorized corporate officers, the day and year first above written.

                                    CHILDCARE NETWORK, INC.

                                    By:   /s/ Noll A. Van Cleave
                                       -----------------------------------------
                                           Name:  Noll A. Van Cleave
                                           Title: Chairman of the Board


                                    By:   /s/ James F. Loudermilk
                                       -----------------------------------------
                                           Name:  James F. Loudermilk
                                           Title: President


                                    Attest: /s/ Murray D. Gray, Jr.
                                           -------------------------------------
                                           Name:  Murray D. Gray, Jr.
                                           Title: Secretary

                                                    [CORPORATE SEAL]

Signed, sealed and delivered in
the presence of:

/s/ Margo McMahon
---------------------------------------

---------------------------------------
Notary Public, Muscogee County, Georgia
Notary Public, Muscogee County, Georgia
My Commission Expires March 26, 2001


                                    SUNTRUST BANK, WEST GEORGIA, N.A.


                                    By:   /s/
                                       -----------------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                    Attest: /s/
                                           -------------------------------------
                                           Title: VP
                                                 -------------------------------

                                           (CORPORATE SEAL)
Signed, sealed and delivered in
the presence of:

/s/ Lisa C. Davenport
---------------------------------------
Expires - June 19, 1999
---------------------------------------
Notary Public, Muscogee County, Georgia